                                                                    EXHIBIT 23.1



              Consent of Independent Certified Public Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88655) of BankUnited Financial Corporation of our report dated June 22, 2001 relating to the financial statements of BankUnited 401(k) Profit Sharing Plan, which appears in this Form 11-K.


/s/  PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Miami, Florida
June 29, 2001